CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the Cardinal Small Cap Value Fund, a series of The Advisors' Inner Circle Fund II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016




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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the Kopernik Global All-Cap Fund and the Kopernik International Fund, each constituting a series of The Advisors' Inner Circle Fund II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the RSQ International Equity Fund, a series of The Advisors' Inner Circle Fund II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 24, 2015, relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the Westfield Capital Dividend Growth Fund, a series of The Advisors' Inner Circle Fund II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 24, 2015 relating to the financial statements and financial highlights which appear in the October 31, 2015 Annual Report to Shareholders of the Westfield Capital Large Cap Growth Fund, a series of The Advisors' Inner Circle Fund II, which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Independent Registered Public Accounting Firm", "Financial Statements", and "Financial Highlights" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

Philadelphia, PA
February 26, 2016